SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[  ]           Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Academy Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
____________________________________________________________

2)           Form, Schedule or Registration Statement No.:
____________________________________________________________

3)           Filing Party:
____________________________________________________________

4)           Date Filed:
____________________________________________________________

PROXY MATERIALS

for

Innovator Matrix Income® Fund, a series of Academy Funds Trust

Dear Shareholder:

I am writing to let you know that a special meeting (the “Meeting”) of shareholders of Innovator Matrix Income® Fund (the “Fund”), a series of Academy Funds Trust, (the “Trust”), will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on July 30, 2014 at 10:00 a.m, Eastern time.  The purpose of the Meeting is to vote on two proposals that affect the Fund.  As a shareholder, you have the opportunity to voice your opinion on these matters.  This package contains information about the proposals and the materials to use when voting by mail, telephone, or through the Internet.

Please read the enclosed materials and cast your vote on the proxy card or by telephone or via the Internet.  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The proposals have been carefully reviewed by the Board of Trustees of the Trust.  The Trustees, all but one of whom are not affiliated with the Trust, are responsible for looking after your interests as a shareholder.  The Trustees believe the proposals are in the best interests of shareholders.

The Trustees recommend that you vote FOR the proposals.

The proposals are described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed. Please refer to your proxy card for voting instructions.  To cast your vote, simply complete the proxy card enclosed in this package.  Be sure to sign the proxy card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the website indicated on your proxy card, enter the control number found on the card, and follow the recorded or online instructions.

If you have any questions before you vote, please call the Trust at [1-877-386-3890].  We’ll be glad to help you get your vote in quickly.  Thank you for your participation in this important initiative.

Sincerely,

___________________________
David Jacovini
President, Treasurer and Trustee
June [__], 2014

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on July 30, 2014

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 30, 2014:  the proxy statement is available at [www.Innovatorfunds.com/proxy].

Innovator Matrix Income® Fund, a series of Academy Funds Trust

To the Shareholders of Innovator Matrix Income® Fund (the “Fund”), a series of Academy Funds Trust, (the “Trust”),:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the Fund will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on July 30, 2014 at 10:00 a.m., Eastern time.  The Meeting is being called to vote on the following proposals:

1.
To vote on the operation of the Fund under a manager of managers structure whereby the Fund’s investment adviser would be able to hire, terminate and replace unaffiliated sub-advisers for the Fund without shareholder approval.

2.	To elect a Board of Trustees for the Trust. The nominees for election to the Board of Trustees are:

David Jacovini Russell R. Wagner Oliver St. Clair Franklin

Shareholders of record of the Fund as of the close of business on May 30, 2014 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope, or by voting by telephone or over the Internet.  Your vote is important.

By order of the Board of Trustees,

____________________________
David Jacovini
President, Treasurer and Trustee

June [__], 2014

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign, and return it in the enclosed envelope, which requires no postage if mailed from the United States.  If you prefer, you may instead vote by telephone or the Internet.  You may revoke your proxy at any time before or at the Meeting or vote in person if you attend the Meeting, as provided in the attached proxy statement.

PROXY STATEMENT

TABLE OF CONTENTS

Page

PROPOSAL 1: TO APPROVE A MANAGER OF MANAGERS STRUCTURE	2
Introduction to Proposal 1	2
The Manager of Managers Structure	2
Board considerations in approving the Manager of Managers Structure	3
Required vote	3
PROPOSAL 2: TO ELECT A BOARD OF TRUSTEES	5
Introduction to Proposal 2	5
Who are the Trustee Nominees?	5
How are Nominees for Trustee Selected?	5
How Often Does the Board Meet and Are the Trustees Paid?	6
Who are the Executive Officers of the Trust?	6
What are the Standing Committees of the Board?	6
Who are the Trust’s Auditors?	7
What is the Required Vote to Elect Trustees?	8
VOTING INFORMATION	9
How will shareholder voting be handled?	9
How do I ensure my vote is accurately recorded?	9
May I revoke my proxy?	9
What other matters will be voted upon at the Meeting?	10
Who is entitled to vote?	10
What is the Quorum requirement?	10
Who will pay the expenses of the Meeting?	10
What other solicitations will be made?	10
How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?	11
How may I communicate with the Board?	11
MORE INFORMATION ABOUT THE FUND	11
PRINCIPAL HOLDERS OF SHARES	12

2

3

PROXY STATEMENT

for

Innovator Matrix Income® Fund, a series of Academy Funds Trust

Dated June [__], 2014

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 30, 2014:  this proxy statement is available at [www.Innovatorfunds.com/proxy].

This proxy statement (the “Proxy Statement”) solicits proxies to be voted at a special meeting of shareholders (the “Meeting”) of Innovator Matrix Income® Fund (the “Fund”), a series of Academy Funds Trust, (the “Trust”).  The Meeting was called by the Board of Trustees of the Trust (the “Board,” or the “Board of Trustees”)  (1) to vote on the operation of the Fund under a manager of managers structure whereby the Fund’s investment adviser would be able to hire, terminate and replace unaffiliated sub-advisers for the Fund without shareholder approval; and (2) to elect a Board of Trustees for the Trust (the “Proposals”).

The principal office of the Trust is located at 123 South Broad Street, Suite 1630, Philadelphia, PA 19109.  You can reach the office of the Trust by telephone by calling [1-877-386-3890].  The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, on July 30, 2014 at 10:00 a.m., Eastern time.  Only Fund shareholders, officers, agents, and employees of the Trust or its investment adviser or sub-adviser will be admitted to the Meeting.  The Board, on behalf of the Fund, is soliciting these proxies.  This Proxy Statement is first being sent to shareholders on or about June [__], 2014.

This Proxy Statement gives you information about the proposed manager of managers structure, information about the Board of Trustees and other matters that you should know before voting.

The Fund’s annual report to shareholders is sent to shareholders of record following the Fund’s fiscal year end.  The Fund will furnish, without charge, a copy of its most recent annual report and most recent succeeding semiannual report, if any, to a shareholder upon request.  Such requests should be directed to the Fund by calling [1-877-386-3890] or by writing to the Fund at 615 E. Michigan St. Milwaukee, WI 53202.  The Fund’s most recent annual report and most recent succeeding semiannual report, if any, are also available free of charge through the Fund’s website at www.Innovatorfunds.com/proxy.

PROPOSAL 1: TO APPROVE A MANAGER OF MANAGERS STRUCTURE

Introduction to Proposal 1

Pursuant to the investment advisory agreement between the Trust and Innovator Management LLC (“Innovator”) (the “Investment Advisory Agreement”), subject to the supervision of the Board, Innovator currently is responsible for, among other items, managing the assets of the Fund and making decisions with respect to purchases and sales of securities on behalf of the Fund.  Innovator is permitted under the Investment Advisory Agreement to select and contract with one or more sub-advisers to perform some or all of the services for the Fund for which Innovator is responsible under such Investment Advisory Agreement.

Ordinarily, federal law requires shareholders of a mutual fund to approve a new sub-advisory agreement before it may become effective.  Specifically, Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders. Section 15 also requires that an investment advisory agreement (including a sub-advisory agreement) provide that it will terminate automatically upon its “assignment,” which, under the 1940 Act, includes the transfer of an advisory agreement itself or the transfer of control of the investment adviser through the transfer of a controlling block of the investment adviser’s outstanding voting securities.  To comply with Section 15 of the 1940 Act, a fund must ordinarily obtain shareholder approval of a sub-advisory agreement in order to employ one or more sub-advisers, replace an existing sub-adviser, materially change the terms of a sub-advisory agreement, or continue the employment of an existing sub-adviser when its sub-advisory agreement terminates because of an “assignment.”

The Manager of Managers Structure

Innovator intends to seek SEC approval to allow the Fund to operate under a manager of managers structure whereby Innovator would have the ability to employ the sub-advisers best suited to the needs of the Fund without incurring the expense and delays associated with obtaining shareholder approval for new sub-advisory agreements with unaffiliated sub-advisers (the “Manager of Managers Structure”).  In order to implement the Manager of Managers Structure, Innovator would apply for a manager of managers order from the SEC to allow Innovator to hire, terminate and replace unaffiliated sub-advisers with Board approval.  The sub-advisory fees paid to any sub-adviser hired in connection with the Manager of Managers Structure will be paid by Innovator and not the Fund.

Sub-advisory agreements with sub-advisers that are affiliated with Innovator (“Affiliated Sub-Advisers”), if any, generally would remain subject to the shareholder approval requirement.  In the future, the Trust and Innovator may seek SEC exemptive relief or rely on relief obtained by an affiliate, or rely on any further SEC rule or interpretation that would permit Innovator to enter into new or materially modify sub-advisory agreements with Affiliated Sub-Advisers without shareholder approval.  Therefore, under Proposal 1, we are seeking shareholder approval to apply the Manager of Managers Structure to Affiliated Sub-Advisers, subject to necessary regulatory relief.

Board considerations in approving the Manager of Managers Structure

At a meeting of the Board held on March 3, 2014, the Board, including a majority of the Independent Trustees, authorized Innovator to seek shareholder approval to implement the Manager of Managers Structure.  The Manager of Managers Structure will enable the Board to act more quickly to appoint a new unaffiliated sub-adviser when Innovator and the Board believe that such appointment would be appropriate and permit Innovator to allocate and reallocate the Fund’s assets among itself and one or more unaffiliated sub-advisers.

In determining that the implementation of the Manager of Managers Structure is in the best interests of the Fund’s shareholders, the Board, including a majority of the Independent Trustees, considered the factors below, and such other factors and information that they deemed relevant, prior to approving and recommending shareholders approve the Manager of Managers Structure and authorized Innovator and the Trust to obtain the manager of managers order: (1) the Manager of Managers Structure will enable Innovator to employ unaffiliated sub-advisers when Innovator and a Board believe it could benefit the Fund; (2) the Manager of Managers Structure will enable Innovator to allocate or reallocate Fund assets among itself and one or more unaffiliated sub-advisers, when necessary to benefit the Fund; (3) the Manager of Managers Structure will enable a Board to act more quickly, with less expense, in appointing new unaffiliated sub-advisers when the Board and Innovator believe that such appointment would be in the best interests of the Fund’s shareholders; (4) Innovator would continue to be responsible for (a) establishing procedures to monitor a sub-adviser’s compliance with the Fund’s investment objectives and strategies, (b) analyzing the performance of the sub-adviser, and (c) recommending allocations and reallocations of Fund assets among itself and one or more sub-advisers; (5) no sub-adviser could be appointed, removed or replaced without Board approval, including the approval of the majority of the Independent Trustees; and (6) Innovator, not the Fund, would be responsible for paying sub-advisory fees to a sub-adviser. Furthermore, the Independent Trustees were advised by independent counsel with respect to these matters.

Required vote

The Manager of Managers Structure will be implemented with respect to the Fund only if shareholders of the Fund approve this Proposal 1.  The implementation of the Manager of Managers Structure is not contingent on the approval of Proposal 2.  To implement the Manager of Managers Structure, provided that “Quorum” requirements (as defined below) have been satisfied, the Fund’s shareholders must approve the Manager of Managers Structure by the affirmative vote of a majority of the votes cast at the meeting.

The Trust’s Independent Trustees and Board as a whole, on behalf of the Fund, after consideration of all factors that they determined to be relevant to their deliberations, including those discussed above, approved the implementation of the Manager of Managers Structure with respect to the Fund and authorized Innovator to obtain the manager of managers order.  If the shareholders of the Fund do not approve the Manager of Managers Structure, the Fund’s Board will consider other possible courses of action for the Fund.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE MANAGER OF MANAGERS STRUCTURE.

PROPOSAL 2: TO ELECT A BOARD OF TRUSTEES

Introduction to Proposal 2

In Proposal 2, shareholders of the Trust are being asked to elect three Trustees (together, the “Trustee Nominees”) to the Board.

The Trust is governed by the Board, which has oversight responsibility for the management of the Trust’s business affairs.  Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the Trust.

Who are the Trustee Nominees?

The Trustees of the Board (each, a “Trustee” and collectively, the “Trustees”) are responsible for supervising the management of the Trust and serving the needs and best interests of Fund shareholders.  All of the Trustee Nominees standing for election are presently members of the Board.  The three Trustee Nominees are David Jacovini, Oliver St. Clair Franklin and Russell R. Wagner.

The Board is comprised of the same three Board members, two of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (together, the “Independent Trustees”).  Only Mr. Jacovini is deemed to be an “Interested Trustee” of the Trust, because he is an executive officer of the Fund’s investment adviser.  [Appendix B] includes a list of the Trustees with certain background and related information.

If elected, each Trustee Nominee will hold office for an indefinite term until his successor is elected and qualified, or until his earlier death, resignation, or removal.  Each Trustee Nominee currently is available and has consented to serve if elected.  If any of the Trustee Nominees should become unavailable before the Meeting, the designated proxy holders will have the authority to vote in their discretion for another person or persons who may be nominated as Trustees.  Mr. Jacovini was appointed to the Board in 2009.

How are Nominees for Trustee Selected?

The Nominating Committee recommends Board members, fills vacancies and considers the qualifications of Board members.  The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating Committee, c/o Academy Funds Trust, 123 South Broad Street, Suite 1630, Philadelphia, PA 19109. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.  The committee consists of the Independent Trustees.

The Board has adopted and approved a formal written charter for the Nominating Committee, which is attached as [Appendix C] to this Proxy Statement.

How Often Does the Board Meet and Are the Trustees Paid?

The Board is responsible for establishing its Trust’s policies and for overseeing the management of the Trust.  The Board held 4 meetings during the 12-month period ended December 31, 2013.  Each Trustee Nominee attended at least 75% of the aggregate total number of meetings of the Board held during the Trust’s last fiscal year, and attended at least 75% of the total number of meetings held during that year by all committees of the Board on which he served.  The Trust does not have a formal policy regarding Trustee attendance at shareholders’ meetings but they encourage Trustees to do so.  The Trust does not hold annual meetings at which Trustees are elected.

None of the Independent Trustees owns, beneficially or of record, securities issued by any investment adviser, or principal underwriter, of the Fund, or a person directly or indirectly controlling, controlled by, or under common control with any of the foregoing.  The table in [Appendix D] shows the dollar range of shares of the Fund and the aggregate dollar range of shares of the Academy Funds Trust that are beneficially owned by each Trustee Nominee as of December 31, 2013.

Each Independent Trustee is compensated by the Trust.  The Trustee who is not an Independent Trustee is not compensated by the Trust for serving as Trustee.  Trust officers are not compensated by the Trust.  The table in [Appendix E] shows the amount of compensation that each Trustee received from the Trust during the 12-month period ended December 31, 2013, and the aggregate amount of compensation that each Trustee received from the Academy Funds Trust Fund Complex during that period.

Who are the Executive Officers of the Trust?

Officers of the Trust are appointed by the Trust’s Board and serve at the pleasure of the Board.  [Appendix B] to this Proxy Statement identifies the executive officers of the Trust, and provides the officers’ names, birthdates, addresses, positions and length of service with the Trust, and principal occupations during the past five years.

What are the Standing Committees of the Board?

The Trust’s Board has two standing committees: the Audit Committee, and the Nominating Committee.

Audit Committee.  This committee monitors accounting and financial reporting policies and practice, and internal controls for the Trust.  It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board.  The Trust’s Audit

Committee consists of the Independent Trustees.  There were two Audit Committee meetings for the Trust held during the fiscal year ended December 31, 2013.

Nominating and Corporate Governance Committee.  Information on the Nominating and Corporate Governance Committee is provided above under “How are Nominees for Trustee Selected?”

Who are the Trust’s Auditors?

Selection of Auditors.  For the Trust, the Audit Committee and the Board have selected the firm of Tait, Weller & Baker LLP (“Tait Weller”) to serve as auditors.  Representatives of Tait Weller are not expected to be present at the Meeting.

Audit Fees.  [Appendix F] shows for the Trust the aggregate fees billed for each of the last two fiscal years for professional services rendered by Tait Weller for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by Tait Weller in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees.  The Trust was not billed during its last two fiscal years for assurance and related services rendered by Tait Weller that were reasonably related to the performance of the audit or review of the Trust’s financial statements, which were not reported under “Audit Fees” above.  For the Trust’s last two fiscal, Tait Weller did not provide services relating to the performance of the audit of the financial statements of the Fund’s investment adviser and other service providers under common control with the Fund’s investment adviser and that relate directly to the operations or financial reporting of the Trust.

Tax Fees.  [Appendix F] also shows for the Trust the aggregate fees billed in each of the last two fiscal years for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning.  The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.  These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation and, for the Trust, tax compliance services with respect to investments in foreign securities.  The aggregate fees billed by Tait Weller for tax-related services provided to the Fund’s investment adviser and other service providers under common control with the Fund’s investment adviser and that relate directly to the operations or financial reporting of the Trust were $0 for each Trust’s last two fiscal years.

Aggregate Non-Audit Fees.  [Appendix F] shows, for the Trust’s last two fiscal years, the aggregate non-audit fees billed by Tait Weller for services rendered to the Trust, its investment adviser, and any entity controlling, controlled by, or under common control with its investment adviser that provides ongoing services to the Trust.

All Other Fees.  There were no additional fees paid by any Trust during its last two fiscal years for products and services provided by Tait Weller, other than the services reported above.

Pre-Approval Policies and Procedures.  Due to the size of the Trust’s Audit Committee, the Board has not adopted Pre-Approval Policies and Procedures.

What is the Required Vote to Elect Trustees?

Provided that “Quorum” requirements (as defined below) have been satisfied, the Trustee Nominees will be elected to the Board of the Trust by the affirmative vote of a plurality of votes cast collectively by Fund shareholders. This means that the Trustee Nominees receiving the largest number of votes will be elected to fill the available positions.  “Quorum” means forty-percent (40%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF EACH OF THE TRUSTEE NOMINEES.

VOTING INFORMATION

           How will shareholder voting be handled?

Only shareholders of record of the Fund at the close of business on May 30, 2014 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting on the matter described in this Proxy Statement.  Shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.  If sufficient votes to approve the Proposals are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.  The person named as proxy on the enclosed proxy card will vote his proxy in his discretion on questions of adjournment and any other items (other than the Proposals) that may properly come before the Meeting.  A majority of the votes cast by shareholders of the Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum for the Fund) may adjourn the Meeting.  The Meeting may also be adjourned by the Chairperson.

Abstentions will be counted as votes presented at a Meeting for purposes of determining whether a quorum is present at the Meeting.  Abstentions will not have the same effect as votes casted.  Because (i) the Proposals are expected to be classified as “non-routine” by the New York Stock Exchange (“NYSE”), and therefore may not be voted in the discretion of NYSE member brokers, and (ii) there are no “routine” proposals to be presented at the Meeting, the Fund does not expect to receive any broker non-votes.

           How do I ensure my vote is accurately recorded?

You may attend the Meeting and vote in person.  You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage-paid envelope, or by telephone or through the Internet.  If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies.  A proxy card is, in essence, a ballot.  If you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals.  Your proxies will also be voted in the discretion of the persons appointed as proxies on any other matters that may properly come before the Meeting or any adjournment or postponement of the Meeting, although management of the Fund does not expect any such matters to come before the Meeting.  If your shares are held of record by a broker/dealer and you wish to vote in person at the Meeting, you must obtain a legal proxy from the broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.  If you wish to vote in-person at the Meeting, you must obtain a legal proxy from your broker of record and present it at the Meeting.

    What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than as described in this Proxy Statement.  Because the Meeting is a special meeting, the Board does not anticipate that any other matters will be brought before the Meeting by others.  However, if any other matters legally come before the Meeting, proxies will be voted in the discretion of the persons appointed as proxies.

           Who is entitled to vote?

Only shareholders of record on the Record Date will be entitled to vote at the Meeting on the matter described in this Proxy Statement.  As of the Record Date, the Fund’s shares outstanding were as follows:

Share Class	Number of Shares Outstanding
Class A
Institutional Class

           What is the Quorum requirement?

A “Quorum” is the minimum number of shares that must be present in order to conduct the Meeting.  A Quorum for the Fund means forty percent (40%) of the shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy.

           Who will pay the expenses of the Meeting?

The reasonable out-of-pocket costs and expenses incurred by the Fund related to the Meeting, including the costs of preparing proxy solicitation materials and soliciting proxies in connection with the Meeting, will be paid equally by the Fund and Innovator.

           What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting.  In addition to solicitations by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts.  The Fund will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record  and their reasonable out-of-pocket expenses incurred in connection with the proxy solicitation will be borne by equally by the Fund and the Innovator as provided above.  In addition to solicitations by mail, officers and employees of the Trust, Innovator, and their affiliates may, without extra pay, conduct additional solicitations by telephone, telecopy, and personal interviews. The Trust expect that any solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

If the Trust does not receive your proxy card or voting instruction by a certain time, you may receive a telephone call from one of the officers or employees of the Trust, an employee of

[proxy solicitor], or one of the officers or employees of Innovator, or their affiliates asking you to vote.

           How do I submit a shareholder proposal for inclusion in the Trust’s proxy statement for a future shareholder meeting?

The governing instruments of the Trust does not require that the Fund hold annual meetings of shareholders.  The Fund is, however, required to call meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new or material amendments to advisory arrangements or of a change in the fundamental investment policies, objectives or restrictions of the Fund.  The Fund also would be required to hold a shareholders meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders.  The Trust’s governing instruments generally provide that a shareholder meeting may be called by a majority of the Trustees, the Chairperson of a Board, or the President of the Trust.

Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting must send their written proposal to the Fund a reasonable time before the Board’s solicitation relating to that meeting is to be made.  Shareholder proposals must meet certain legal requirements established by the SEC, so there is no guarantee that a shareholder’s proposal will actually be included in the next proxy statement.  The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of that proposal has not been received by the Fund within a reasonable period of time before the Board’s solicitation relating to that meeting is made. Written proposals with regard to the Fund should be sent to the attention of the Fund’s president, at the address of the Trust given above.

           How may I communicate with the Board?

Shareholders who wish to communicate to the Board may address correspondence to the attention of the Fund’s secretary c/o of the Trust at 123 South Broad Street, Suite 1630, Philadelphia, PA 19109.  Shareholders may also send correspondence to any individual Trustee, c/o its Trust at 123 South Broad Street, Suite 1630, Philadelphia, PA 19109.  Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

MORE INFORMATION ABOUT THE FUND

Investment Advisory Services. Innovator, 123 South Broad Street, Suite 1630, Philadelphia, PA 19109, a subsidiary of Academy Asset Management LLC, manages the assets of the Fund and makes the Fund’s investment decisions, subject to the supervision of the Board.  Pursuant to its investment advisory agreement with the Trust, Innovator may, to the extent permitted by applicable law, appoint at its own expense one or more sub-advisers, including affiliates of Innovator, to perform investment advisory services for the Fund.  Innovator may terminate a sub-adviser in its sole discretion at any time to the extent permitted by applicable law.  For its services to the Fund, the Innovator is entitled to receive an annual fee of 1.00% of the Fund’s average daily net assets.

Transfer Agency Services.  U.S. Bancorp Fund Services, LLC (“USBank”), is located at  615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as the Fund’s transfer and dividend agent, consisting of an asset-based fee and certain out-of-pocket expenses.

Fund Accountant.  USBank also provides custody, fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s net asset value (“NAV”) and providing financial reporting information, regulatory compliance testing, and other related accounting services.  For these services, the Fund pays USBank an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges.

USBank provides fund accounting and financial administration oversight services to the Fund.  Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. USBank also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data.  For these services, the Fund pays USBank an asset-based fee, plus certain out-of-pocket expenses and transactional charges.

 DistributionServices.  Pursuant to a distribution agreement with the Trust, Quasar Distributors, LLC (“Quasar”) located at 615 E. Michigan St., Milwaukee, WI  53202, serves as the distributor for the Fund.  Quasar pays the expenses of the promotion and distribution of the Fund’s shares. The Board annually review fees paid to Quasar.

The Fund did not pay any brokerage commissions for portfolio securities to any broker that is an affiliate (or an affiliate of an affiliate) of the Fund, Innovator, Quasar, or USBank during the Fund’s most recently completed fiscal year.

PRINCIPAL HOLDERS OF SHARES

As of Record Date, the officers and Trustees of the Trust, as a group, owned [less than 1%] of the outstanding voting shares of the Fund.

To the best knowledge of the Trust, as of Record Date, no person, except as set forth in [Appendix A], owned of record 5% or more of the outstanding shares of the Fund.  Except as noted in [Appendix A], the Trust has no knowledge of beneficial ownership of 5% or more of the outstanding shares of the Fund.

APPENDICES TO
PROXY STATEMENT

APPENDIX A - 5% SHARE OWNERSHIP

The following table shows, as of the Record Date, the shareholders that own of record 5% or more of the Fund.

Shareholders Name and Address	Class	Percentage
Charles Schawb & Co Inc. 211 Main Street San Francisco, CA 94105-1905	A
National Financial Services Corp. 200 Liberty Street New York, NY 10281-1003	A
Mac & Co A/C SEPF8568072 P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	Institutional

A-1

APPENDIX B – TRUSTEES AND OFFICERS OF THE TRUST

Name, Address and Age	Position(s) Held with the Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer in the Past Five Years
Interested Trustee
David Jacovini 123 South Broad Street Suite 1630 Philadelphia, PA 19109 Age: 38	President, Treasurer and Trustee	President and Treasurer since 2007; Trustee since 2009	President, Innovator Management LLC, Since 2011; Chief Executive Officer, Academy Asset Management LLC, Since 2007.	1	None

Independent Trustees
Oliver St. Clair Franklin OBE 123 South Broad Street Suite 1630 Philadelphia, PA 19109 Age: 68	Chairman and Trustee	Since 2007	Vice Chairman, Election Ink, Since 2009; Honorary British Consul (UK Diplomatic Representative in Philadelphia), Since 1998; President and CEO, International House Philadelphia (programming and lodging for international students), 2003 to 2008.	1
Board Member, Dynamis Therapeutics (biotech research); Board of Advisors, The Genisys Group (software development; BPO outsourcing); Board of Directors, The Greater Philadelphia Chamber of Commerce; Chair, City Fellows, Inc. (search firm for UK financial services firms).

Russell R. Wagner 123 South Broad Street Suite 1630 Philadelphia, PA 19109 Age: 56	Trustee	Since 2007	Executive Vice President – Finance, CFO and Treasurer, Holy Redeemer Health System, Since 1994.	1	Board Member, Philadelphia Parking Authority, Holy Redeemer Ambulatory Surgery Center, LLC, and HRH Management Corporation; Chairman of the Board, Liberty Community Development Corporation.

B-1

APPENDIX C – NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Organization

The Nominating Committee (the "Committee") of the Trust shall be composed solely of Trustees who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees").  The Board of Trustees of the Trust (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Independent Trustees.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Trustee of the Trust (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Trustee of the Trust;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Trust policy and applicable laws and regulations regarding the number and percentage of Independent Trustees on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Trustee of the Trust;

•
the contribution which the person can make to the Board, in conjunction with the other Trustees, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant; and

•	whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Trust and its shareholders.

C-1

While the Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by Trust shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o Academy Funds Trust, Mellon Bank Center, Suite 3930, 1735 Market Street, Philadelphia, PA 19103. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Trustees

After a determination by the Committee that a person should be selected and nominated as a Trustee of the Trust, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted:  December 4, 2007

C-2

APPENDIX D – FUND SHARE BENEFICIAL OWNERSHIP BY TRUSTEE NOMINEES

The following table shows the dollar range of shares of the Fund and the aggregate dollar range of shares of the Academy Funds Trust that are beneficially owned by each Trustee Nominee as of December 31, 2013. [To be provided:]

Trustee	Innovator Matrix Income® Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen Within Fund Complex
David Jacovini	$10,001 – $50,000	$10,001 – $50,000
Oliver St. Clair Franklin OBE	None	None
Russell R. Wagner	None	None

D-1

APPENDIX E – TRUSTEE COMPENSATION

The following table describes the aggregate compensation received by the Trustees for their services to the Trust for the 12-month period ended December 31, 2013.  Only the Trustees of the Trust who are not “interested persons” of the Trust or the Adviser, as defined by the 1940 Act (the “Independent Trustees”), receive compensation from the Fund.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Investment Companies in the Fund Complex
Oliver St. Clair Franklin OBE	$6,000	None	None	$6,000
Russell R. Wagner	$6,000	None	None	$6,000
David Jacovini	None	None	None	None

E-1

APPENDIX F – AUDITOR INFORMATION

The following table shows, for the Trust:

Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by Tait Weller for the audit of the Trust’s annual financial statements and for review of the financial statements included in the Trust’s annual reports or for services that normally are provided by Tait Weller in connection with statutory and regulatory filings or engagements for those fiscal years.

Non-Audit Fees.  The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under “Audit Fees.”

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by Tait Weller for tax compliance, tax advice and tax planning.

Affiliate Audit-Related Fees. The aggregate fees billed by Tait Weller for services relating to the performance of the audit of the financial statements of Innovator and other service providers under common control with Innovator and that relate directly to the operations or financial reporting of the Trust.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Tait Weller for services rendered to the Trusts and to Innovator and other service providers under common control with Innovator.

[To be provided:]

Trust	Audit Fees	Tax Fees1	Affiliate Audit-Related Fees	Aggregate Non-Audit Fees
Innovator Matrix Income® Fund
12/31/13
12/31/12

 1Except as otherwise noted, these tax-related services were the review of income tax returns and review of annual excise distribution calculations.

F-1

FORM OF PROXY CARD

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 30, 2014

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael Gries with the right of substitution, proxies of the undersigned at the Joint Special Meeting of Shareholders of Academy Funds Trust, including shareholders of the registrant (the “Trust”) and Innovator Matrix Income® Fund (“Fund”), to be held at the offices of Stradley Ronon Stevens & Young, LLP, One Commerce Square, 2005 Market Street, 21st Floor, Philadelphia, Pennsylvania 19103, on July 30, 2014 at 10:00 a.m. Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card.  Please refer to the proxy statement for a discussion of these matters.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on this proxy, and date it.  When signing in a representative capacity, please give title.

______________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE)                   DATE

_____________________________________________________
SIGNATURE (IF HELD JOINTLY)                                      DATE

YOUR VOTE IS IMPORTANT NO MATTER HOW MAY SHARES YOU OWN.  PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS

1.	MAIL your signed and voted proxy back in the postage paid envelope provided.

2.	ONLINE at proxyonline.com using your proxy control number found below.

3.	PHONE dial toll-free [ ] to reach an automated touchtone voting line.

4.	LIVE with a live operator when you call toll-free [ ] Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [               ].  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 30, 2014: the proxy statement is available at [                      ]

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSALS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.  PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees, and the proposals (set forth below) has been proposed by the Board of Trustees.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE MANAGER OF MANAGERS STRUCTURE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK.  EXAMPLE: ●

PROPOSAL:

1.	To approve the manager of managers structure for the Trust.

FOR	AGAINST	ABSTAIN
¡	¡	¡

2.	To elect David Jacovini, Oliver St. Clair Franklin, and Russell R. Wagner, as the three Trustees (together, the “Trustee Nominees”) to the Board.

FOR	AGAINST	ABSTAIN
¡	¡	¡

THANK YOU FOR VOTING